                                                                   EXHIBIT 99(j)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, which are included in Post-Effective Amendment Number 3 to the Registration Statement (Form N-1A, No. 333-36796) of Ambassador Funds and to the use of our report dated September 17, 2001, incorporated by reference therein.





                                                      /s/ Ernst & Young LLP

Columbus, Ohio
October 25, 2001